UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2026
_______________
CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)
_______________

001-42188
(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W
Addison, TX, 75001
(Address of principal executive offices) (Zip code)

(972) 364-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2026, Concentra Group Holdings Parent, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended June 30, 2026. A copy of the press release and financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 4, 2026, Keith Newton, Chief Executive Officer of the Company and member of the Company’s Board of Directors (the “Board”), notified the Board of his intent to resign from the role of Chief Executive Officer, effective November 1, 2026, and transition to Executive Chairman of the Board. Additionally, Robert Ortenzio, the Chair of the Board, has notified the Board of his intent to resign from the role of Chair of the Board while continuing to serve as a director of the Board, effective as of November 1, 2026.
In connection with this transition, on August 5, 2026, the Board approved the addition of one seat to the Board and appointed Matthew DiCanio, who currently serves as President and Chief Financial Officer, to succeed Mr. Newton as (i) President and Chief Executive Officer and (ii) a Class III director of the Board, both effective as of November 1, 2026.
Biographical information about Mr. DiCanio is included under the heading “Executive Officers of the Registrant” in the Company’s Form 10-K for the year ended December 31, 2025 and is incorporated by reference herein.
As of the date of this Current Report on Form 8-K, no compensation determinations have been made related to Mr. DiCanio’s promotion discussed above.
The Company expects to announce its chief financial officer succession plan prior to the leadership transition taking effect on November 1, 2026.
A further description of this transition is included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.2 and furnished for purposes of Regulation FD is a presentation published by the Company on August 6, 2026, in connection with its press release announcing its financial results for its second quarter ended June 30, 2026.
The information in this Current Report on Form 8-K (including Exhibit 99.2) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 8.01 Other Events.
Dividend Declaration
On August 5, 2026, the Board of Directors declared a cash dividend of $0.0625 per share. The dividend will be payable on or about August 28, 2026, to stockholders of record as of the close of business on August 20, 2026.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 6, 2026, announcing financial results for the second quarter ended June 30, 2026 and leadership transition.
99.2	Concentra Group Holdings Parent Inc. Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: August 6, 2026	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel